UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2021

Altair Engineering Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38263	38-2591828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1820 E. Big Beaver Road, Troy, Michigan	48083
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 614-2400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock $0.0001 par value per share	ALTR	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, Howard Morof will cease to serve as our chief financial officer as of the close of business on March 16, 2021, at which time he will cease to be employed by us.

In connection with the termination of Mr. Morof’s services, we entered into a transition and separation and general release agreement with him on January 15, 2021 (the “Separation Agreement”). In substantial part, the terms of the severance payable under the Separation Agreement are governed by the terms of Mr. Morof’s employment letter dated January 10, 2013 as amended on July 19, 2017 (the “Employment Agreement”).

As contemplated by the Employment Agreement, the Separation Agreement provides, among other things, for Mr. Morof to receive the following:

•	continuation of his regular base salary, equal to the annual sum of $325,000, in biweekly installments for twelve months after the date of termination of employment (the “Termination Date”);

•	his bonus for 2020 (as yet undetermined), if not paid prior to the Termination Date;

•	a pro-rated cash bonus for the period from January 1, 2021 through March 16, 2021, based on the average cash bonuses received by Mr. Morof for 2019 and 2020; and

•

COBRA premiums for medical, dental, and vision employee benefit programs, on the same basis as his current joint spousal coverage election, through the twelve-month anniversary of the Termination Date.

In addition, the Separation Agreement contemplates that any outstanding unvested stock options and restricted stock units held by Mr. Morof shall vest to the extent that such stock options and restricted stock units would have vested had Mr. Morof remained employed with us through the one-year anniversary of the Termination Date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTAIR ENGINEERING INC.

Date: January 19, 2021	By:	/s/ Raoul Maitra
Raoul Maitra
Chief Legal Officer